EXECUTION COPY


                  SECOND AMENDED AND RESTATED RIGHTS AGREEMENT

                                     between

                            CIRCUIT CITY STORES, INC.

                                       and

                        WELLS FARGO BANK MINNESOTA, N.A.
                  (FORMERLY NAMED NORWEST BANK MINNESOTA, N.A.)




                            Dated as of July 10, 2001



CORP 62338.7

                                Rights Agreement

                                Table of Contents


                                                                                                            Page

   Section 1.     Certain Definitions.............................................................................2
   Section 2.     Appointment of Rights Agent.....................................................................9
   Section 3.     Issuance of Rights Certificates.................................................................9
   Section 4.     Form of Rights Certificates....................................................................13
   Section 5.     Countersignature and Registration..............................................................15
   Section 6.     Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed,
                  Lost or Stolen Rights Certificates.............................................................15
   Section 7.     Exercise of Rights; Purchase Price; Expiration Date of Rights..................................17
   Section 8.     Cancellation and Destruction of Rights Certificates............................................21
   Section 9.     Reservation and Availability of Preferred Shares and Common Shares.............................22
   Section 10.    Preferred Shares Record Date...................................................................25
   Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights....................26
   Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.....................................41
   Section 13.    Consolidation, Merger, Statutory Share Exchange or Sale or Transfer of Assets or
                  Earning Power..................................................................................41
   Section 14.    Fractional Rights and Fractional Shares........................................................46
   Section 15.    Rights of Action...............................................................................47
   Section 16.    Agreement of Right Holders.....................................................................48
   Section 17.    Rights Certificate Holder Not Deemed a Shareholder.............................................49
   Section 18.    Concerning the Rights Agent....................................................................50
   Section 19.    Merger or Consolidation or Change of Name of Rights Agent......................................51
   Section 20.    Duties of Rights Agent.........................................................................52
   Section 21.    Change of Rights Agent.........................................................................55
   Section 22.    Issuance of New Rights Certificates............................................................57
   Section 23.    Redemption and Termination.....................................................................58
   Section 24.    Exchange.......................................................................................59
   Section 25.    Notice of Certain Events.......................................................................61
   Section 26.    Notices........................................................................................63
   Section 27.    Supplements and Amendments.....................................................................63
   Section 28.    Successors.....................................................................................65
   Section 29.    Determinations and Actions by the Board of Directors, etc......................................65
   Section 30.    Benefits of this Agreement.....................................................................66
   Section 31.    Severability...................................................................................66
   Section 32.    Governing Law..................................................................................66
   Section 33.    Counterparts...................................................................................67
   Section 34.    Descriptive Headings...........................................................................67

                                        i

CORP 62338.7


                  SECOND AMENDED AND RESTATED RIGHTS AGREEMENT


         This Second Amended and Restated Rights Agreement (the "Agreement") is entered into as of July 10, 2001, between Circuit City Stores, Inc., a Virginia corporation (the "Company"), and Wells Fargo Bank Minnesota, N.A., formerly named Norwest Bank Minnesota, N.A., a national banking association (the "Rights Agent"). This Agreement amends and restates the Rights Agreement dated as of April 14, 1998 between the Company and the Rights Agent (the "Original Rights Agreement"), as previously amended by the First Amended and Restated Rights Agreement (the "First Restated Agreement").
         On April 14, 1998, the Board of Directors of the Company authorized and declared a dividend of (i) one preferred share purchase right (a "Circuit City Right") for each share of Circuit City Stores, Inc. -- Circuit City Group Common Stock (the "Circuit City Stock") outstanding on April 29, 1998 (the "Record Date") and (ii) one preferred share purchase right (a "CarMax Right") for each share of Circuit City Stores, Inc. -- CarMax Group Common Stock (the "CarMax Stock") outstanding on the Record Date and further authorized the issuance of one Circuit City Right and one CarMax Right with respect to each share of Circuit City Stock and CarMax Stock, respectively, that shall become outstanding
(x) between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined) or (y) after the Distribution Date but before the earlier of the Redemption Date or the Final Expiration Date, if such share of Circuit City Stock or CarMax Stock became outstanding (A) upon the exercise of a stock option, (B) pursuant to any employee plan or arrangement, or (C) upon the conversion or exchange of a security (other than a Circuit City Right or a CarMax Right), which option, plan, arrangement or security was granted,

                                       1
CORP 62338.7

established or issued, as the case may be, by the Company before the Distribution Date (collectively, "Post-Distribution Shares Bearing Rights").
         At the time of the declaration of such dividend, each Circuit City Right represented the right to purchase one four-hundredth of a share of Cumulative Participating Preferred Stock, Series E, par value $20.00 per share, of the Company (a "Series E Preferred Share") having the rights and preferences set forth in Exhibit A-1 hereto, and each CarMax Right represented the right to purchase one four-hundredth of a share of Cumulative Participating Preferred Stock, Series F, par value $20.00 per share of the Company (a "Series F Preferred Share") having the rights and preferences set forth in Exhibit A-2 hereto, in each such case upon the terms and subject to the conditions herein set forth.
         On February 16, 1999, the Board of Directors of the Company authorized the amendment and restatement of the Original Rights Agreement in the manner set forth in the First Restated Agreement.
         On July 10, 2001, the Board of Directors of the Company authorized the amendment and restatement of the First Restated Agreement as provided herein, all of which is authorized by Section 27 of the First Restated Agreement.
         Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         Section 1.   Certain  Definitions.  For  purposes  of  this  Agreement,
                      --------------------
the following terms have the meanings indicated:

                 (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of Common Shares constituting an "Acquiring Block" (as such
term  is  hereinafter   defined),   but  shall  not  include  the

                                       2
CORP 62338.7

Company, any wholly-owned Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any Person or entity holding Common Shares for or pursuant to the terms of any such plan. For the purposes of the next preceding sentence, an "Acquiring Block" shall mean either of the following: (A) 15% or more of the shares of Circuit City Stock then outstanding; or (B) Common Shares including in the aggregate both (x) 30% or more of the shares of CarMax Stock then outstanding and (y) Common Shares representing 15% or more of the Voting Rights of all the Common Shares then outstanding. Notwithstanding the foregoing, the term "Acquiring Person" shall not include any person who becomes the Beneficial Owner of an Acquiring Block solely as a result of an acquisition by the Company of any Common Shares that has the effect of increasing the proportion of the Common Shares (of any Series) beneficially owned by such Person, or of Voting Rights of the Common Shares pertaining to the Common Shares beneficially owned by such Person, or solely as a result of a recalculation of the voting power of any series of Common Shares in accordance with the Articles of Incorporation; provided, however, that the term "Acquiring Person" shall include such Person from and after the first subsequent date upon which (i) such Person, or any Affiliates or Associates of such Person, shall have acquired Beneficial Ownership of any additional Common Shares and (ii) such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of an Acquiring Block. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would be an Acquiring Person but for the provisions of this sentence has become such inadvertently, and if such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person without regard to such provisions, then such Person shall not be deemed an "Acquiring Person" for any purpose of this Agreement.

                                       3
CORP 62338.7

Notwithstanding the foregoing, a Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of an Acquiring Block immediately upon the effectiveness of this Agreement but was not immediately before such effectiveness an "Acquiring Person" as defined in the First Restated Agreement shall not be deemed an "Acquiring Person" for any purpose of this Agreement unless and until such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of Common Shares representing 20% or more of the total Voting Rights of all Common Shares then outstanding; provided, however, that if such Person, together with all Affiliates and Associates of such Person, shall thereafter cease to be the Beneficial Owner of an Acquiring Block, any subsequent determination whether such person is an Acquiring Person shall be made without regard to this sentence (other than the provisions of this proviso).

                 (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement.

                 (c) "Articles of Incorporation" shall mean the Amended and Restated Articles of Incorporation of the Company in effect at February 16, 1999, as may be amended from time to time.

                 (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

                     (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

                                       4
CORP 62338.7

                     (ii) which such Person or any of such  Person's  Affiliates or Associates, directly or indirectly, has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned,  directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)), or

                                       5
 CORP 62338.7


                 disposing of any securities of the Company; provided, however, that nothing in this paragraph (iii) shall cause a Person engaged in business as an underwriter of securities to be the "Beneficial Owner" of, or to "beneficially own," any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

                 (e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the Commonwealth of Virginia or the State of New York are authorized or obligated by law or executive order to close.

                 (f) "CarMax Right" shall have the meaning set forth in the second introductory paragraph of this Agreement.

                 (g) "CarMax Stock" shall have the meaning set forth in the second introductory paragraph of this Agreement.

                 (h) "Circuit City Right" shall have the meaning set forth in the second introductory paragraph of this Agreement.

                 (i) "Circuit City Stock" shall have the meaning set forth in the second introductory paragraph of this Agreement.

                 (j) "Close of Business" on any given date shall mean 5:00 P.M., Richmond, Virginia time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Richmond, Virginia time, on the next succeeding Business Day.

                                       6
CORP 62338.7


                 (k) "Common Shares" when used with reference to the Company shall mean shares of Circuit City Stock and/or CarMax Stock, as the context requires, or any other shares of capital stock of the Company into which Circuit City Stock or CarMax Stock shall be reclassified or changed. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power, or having power to control or direct the management, of such other Person or, if such other Person is a Subsidiary of another Person, of the Person or Persons which ultimately control such first-mentioned Person.

                 (l)     "Distribution Date" shall have the meaning set forth in
Section 3(a) hereof.

                 (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (n) "Final Expiration Date" shall have the meaning set forth in Section 7(a) hereof.

                 (o) "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

                 (p) "Preferred Shares" shall mean the Series E Preferred Shares and/or the Series F Preferred Shares, as the context requires, and, to the extent there are not sufficient Series E Preferred Shares or Series F Preferred Shares authorized to permit full exercise of the Rights, any other series of Preferred Stock, par value $20.00 per share, of the Company designated for such purpose containing terms substantially similar to the terms of Series E Preferred Shares or Series F Preferred Shares, respectively.

                                       7
CORP 62338.7

                 (q) "Post-Distribution Shares Bearing Rights" shall have the meaning set forth in the second introductory paragraph of this Agreement.

                 (r)     "Redemption  Date"  shall have the meaning set forth in
Section 7(a) hereof.

                 (s) "Rights" shall mean Circuit City Rights and/or CarMax Rights, as the context requires.

                 (t)     "Section   11(a)(ii)   Event"   shall  mean  any  event
described in Section 11(a)(ii) hereof.

                 (u) "Section 13 Event" shall mean any event described in clauses (i), (ii), (iii) or (iv) of Section 13(a) hereof.

                 (v) "Series E Preferred Shares" shall have the meaning set forth in the third introductory paragraph of this Agreement.

                 (w) "Series F Preferred Shares" shall have the meaning set forth in the third introductory paragraph of this Agreement.

                 (x) "Share Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange
Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                                       8
CORP 62338.7


                 (y) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

                 (z) "Triggering Event" shall mean any Section 11(a)(ii) Event or any Section 13 Event.

                 (aa) "Voting Rights" when used with reference to the capital stock of, or units of equity interest in, any Person shall mean the number of votes entitled to be cast generally in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation). For purposes of calculating at any time the number of votes entitled to be cast generally in the election of directors of the Company, the voting power of each outstanding share of each series of Common Shares under the Articles of Incorporation shall be conclusively established by the most recent definitive proxy statement of the Company filed pursuant to Rule 14a-6 under the Exchange Act with respect to a vote by the shareholders of the Company on any matter.

         Section 2.      Appointment   of  Rights  Agent.   The  Company  hereby
                         -------------------------------
appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

         Section 3.      Issuance of Rights Certificates.
                         -------------------------------

                (a) The Rights in respect of the issued and outstanding Common Shares will be issued and become effective on the Record Date. A Common Share and the Right or Rights

                                       9
CORP 62338.7

issued or to be issued hereunder in respect thereof will not be separately transferable until the date (the "Distribution Date") which is the earlier of
(i) the close of business on the tenth day after the Share Acquisition Date (or, if the tenth day after the Share Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (ii) the close of business on the tenth Business Day (or such later time and day as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any wholly-owned Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or first public announcement of the intention of any such Person to commence, a tender or exchange offer, the consummation of which would result in any Person becoming the Beneficial Owner of an Acquiring Block (including any such date which is after the date of this Agreement and prior to the issuance of the Rights). Prior to the Distribution Date, each holder of Common Shares will be the holder of the Rights associated with each such share so held, except as otherwise provided in Section 7(e). Until the Distribution Date, the Rights issued from time to time hereunder shall be evidenced collectively by one or more certificates (the "Rights Certificates") delivered to and registered in the name of the Rights Agent, as Rights Agent under this Agreement; but the issuance of the Rights hereunder shall not be affected by any failure to deliver a new or replacement Rights Certificate to the Rights Agent in respect thereof. The initial Rights Certificate and any additional or replacement Rights Certificates delivered to the Rights Agent shall, prior to the Distribution Date, have a legend set forth on the face thereof to the effect that the Rights represented thereby shall not be exercisable until the Distribution Date. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the

                                       10
CORP 62338.7


Distribution   Date  (and   subsequently   with  respect  to  each  issuance  of
Post-Distribution Shares Bearing Rights), the Rights Agent will send, by first-class, insured, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date (or the date of issuance in the case of Post-Distribution Shares Bearing Rights), at the address of such holder shown on the records of the Company, a Rights Certificate, in substantially the form of Exhibit B-1 hereto (in the case of a Circuit City Right) or Exhibit B-2 hereto (in the case of a CarMax Right), evidencing one Right for each Common Share so held. From and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The failure to mail any such Rights Certificate shall not affect the legality or validity of the Rights.

                (b) On the Record Date or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares in substantially the form attached hereto as Exhibit C (the "Summary of Rights"), by first-class, postage prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. The failure to send a copy of a Summary of Rights shall not affect the legality or validity of the Rights.

                (c) Certificates for Common Shares issued after the date of the Original Rights Agreement but prior to the earliest of the Distribution Date or the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend (which may, however, conform to the variations in wording appearing in either Section 3(c) of the Original Rights Agreement or in Section 3(c) of the First Restated Agreement):

                                       11
CORP 62338.7

                This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Circuit City Stores, Inc. and Norwest Bank Minnesota, N.A. (the "Rights Agent"), dated as of April 14, 1998, as the same may be amended or supplemented from time to time hereafter (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Circuit City Stores, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights will expire at the close of business on April 14, 2008 unless exercised or redeemed prior thereto. Circuit City Stores, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

Until the earlier of the Distribution Date or the Final Expiration Date, the Rights associated with the Common Shares represented by certificates for Common Shares whether or not containing the foregoing legend shall be evidenced by such certificates alone and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. In the event that the Company purchases any

                                       12
CORP 62338.7


Common Shares after the Record Date but prior to the Distribution Date with the effect that such Common Shares cease to be outstanding, any Rights associated with such Common Shares shall be deemed cancelled and retired.

         Section 4.      Form of Rights Certificates.
                         ---------------------------
                 (a) The Rights Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B-1 hereto (in the case of a Circuit City Right) or Exhibit B-2 hereto (in the case of a CarMax Right) and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever issued, that are issued in respect of Common Shares which were issued and outstanding as of the Distribution Date, shall be dated as of the Distribution Date, and all Rights Certificates that are issued in respect of other Common Shares shall be dated as of the respective dates of issuance of such Common Shares, and in each such case on their face shall entitle the holders thereof to purchase such number of one four-hundredths of a share of Preferred Shares as shall be set forth therein at the price per one four-hundredths of a Preferred Share set forth therein (the "Purchase Price"), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

                                       13
CORP 62338.7

                 (b) Any Rights Certificate issued pursuant to Section 3(a) or Section 22 that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee before or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interest in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

                 The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may be or become null and void in the circumstance specified in
                 Section 7(e) of such Agreement.

The provisions of Section 7(e) of this Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificates.

                                       14
CORP 62338.7

         Section 5.      Countersignature    and   Registration.    The   Rights
                         --------------------------------------
Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President, any Executive Vice President, or any Senior Vice
President, and by the Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer of the Company, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof. The Rights Certificates shall not be valid for any purpose unless manually countersigned by an authorized signatory of the Rights Agent. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                 The  Rights  Agent  will  keep  or  cause  to be  kept,  at its principal offices, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

         Section 6.      Transfer,  Split Up, Combination and Exchange of Rights
                         -------------------------------------------------------
Certificates;  Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject
----------------------------------------------------------------------
to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the Close of Business on the

                                       15
CORP 62338.7

Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become void pursuant to Section 7(e)) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one four-hundredths of a share of Preferred Shares (or, following a Triggering Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Rights Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

                                       16
CORP 62338.7

                 Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for counter-signature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.


         Section 7.      Exercise of Rights;  Purchase  Price;  Expiration  Date
                         -------------------------------------------------------
of Rights.
---------

                 (a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one four-hundredths of a Preferred Share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the close of business on April 14, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the
"Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

                                       17
CORP 62338.7


                 (b) The purchase price for each one four-hundredth of a Series E Preferred Share pursuant to the exercise of a Circuit City Right shall initially be $250.00 (as adjusted, the "Series E Purchase Price"). The purchase price for each one four-hundredth of a Series F Preferred Share pursuant to the exercise of a CarMax Right shall initially be $100.00 (as adjusted, the "Series F Purchase Price"). The Series E Purchase Price and the Series F Purchase Price shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in accordance with paragraph (c) below. References in this Agreement to the "Purchase Price" shall mean the Series E Purchase Price and/or the Series F Purchase Price, as the context requires.

                 (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one four-hundredth of a Preferred Share (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of such Rights Certificate in accordance with Section 9, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)
(A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one four-hundredths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one four-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such

                                       18
CORP 62338.7


receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request,
(ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made (x) in cash or by certified bank check or bank draft payable to the order of the Company, or (y) at the election of the Company with respect to all exercisable Rights by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of Common Shares equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) hereof) per Common Share on the Trading Day (as hereinafter defined) immediately preceding the date of such exercise or (z) in the event the Company permits payment with Common Shares, a combination thereof. In the event the Company elects to accept Common Shares in payment of the Purchase Price, it shall notify the Rights Agent of such election and of the closing price per Common Share on the Trading Date immediately preceding the date of exercise to which such election relates. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

                                       19
CORP 62338.7


                 (d) In case the registered holder of any Rights Certificate shall exercise fewer than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of
Section 14 hereof.

                 (e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee before or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall be void without any further action and any holder of such Rights shall thereafter have no right whatsoever with respect to such Rights (including, without limitation, the right to exercise such Rights) under any provision of this Agreement or otherwise. No Rights Certificate shall be issued pursuant to
Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Rights Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person

                                       20
CORP 62338.7


whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Rights Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be canceled. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

                 (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

         Section 8.      Cancellation  and  Destruction of Rights  Certificates.
                         -------------------------------------------------------
All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights

                                       21
CORP 62338.7


Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company or shall, at the written request of the Company and after any retention period required by the Securities and Exchange Commission, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 9.      Reservation and  Availability  of Preferred  Shares and
                         -------------------------------------------------------
Common Shares.
-------------

                 (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares and/or other securities) the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that, as provided in this Agreement including
Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

                 (b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                 (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a
Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement (including in accordance with Section 11(a)(iii) hereof), or as soon as

                                       22
CORP 62338.7


is required by law or regulation following the Distribution date, as the case may be, a registration statement under the Securities Act of 1933 (the "Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form and, in the event the Preferred Shares or other securities are not then registered under the Exchange Act, file an appropriate form to so register such Preferred Shares or other securities, (ii) cause such registration statement to become effective as soon as practicable after such filing, (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Final Expiration Date, and (iv) obtain such regulatory approvals as may be necessary for it to issue securities purchasable upon the exercise of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or to obtain any other required regulatory approval in connection with the exercisability of the Rights. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent, that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has been declared effective. In the event any Right is exercised prior to the occurrence of a Section 11(a)(ii) Event or a Section 13 Event, the Company may defer for up

                                       23
CORP 62338.7


to 90 days the issuance of Preferred Shares upon such exercise in order to obtain any necessary regulatory approval. If, within 90 days after such exercise of any Right, the Company is unable to obtain any required regulatory approval for the issuance of the Preferred Shares, or if the Company is otherwise unable to issue the Preferred Shares under the terms of its Articles of Incorporation or for any other reason, then the Company shall substitute for the Preferred Shares otherwise issuable upon exercise of the Right (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company, except to the extent that the Company has not obtained any necessary regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary regulatory approval for such issuance, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Market Price (as defined in Section 11(d)(ii)) of the Preferred Shares for which such Right is exercisable, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained or the exercise thereof shall not be permitted under applicable law.

                 (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one four-hundredths of a Preferred Share (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                                       24
CORP 62338.7

                 (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificate for a number of one four-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a person other than, or the issuance or delivery of a number of one four-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one four-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

         Section 10.     Preferred Shares Record Date. Each person in whose name
                         ----------------------------
any certificate for a number of one four-hundredths of a Preferred Share (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are

                                       25
CORP 62338.7


closed, such person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 11.     Adjustment of Purchase Price, Number and Kind of Shares
                         -------------------------------------------------------
or Number of Rights.  The Purchase Price,  the number and kind of shares covered
-------------------
by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                 (a) (i) In the event the Company shall at any time after the date of the Original Rights Agreement (A) declare a dividend on any series of the Preferred Shares payable in Preferred Shares or other capital stock, (B) subdivide any series of the outstanding Preferred Shares, (C) combine any series of the outstanding Preferred Shares into a smaller number of Preferred Shares or
(D) issue any shares of its capital stock in a reclassification of any series of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be

                                       26
CORP 62338.7


proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

                         (ii) In the event any Person  shall become an Acquiring
Person then each holder of a Right, except as provided below and in Section 7(e), shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price, in accordance with the terms of this Agreement, in lieu of a number of one four-hundredths of a Preferred Share, such number of shares of Circuit City Stock (in the case of a Circuit City Right) or CarMax Stock (in the case of a CarMax Right) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one four-hundredths of a Preferred Share for which a Right was exercisable immediately before such event, and dividing that product (which product, following such first occurrence, shall thereafter be referred to as the "Purchase Price" for each Right and for all purposes of this Agreement) by (y) 50% of the Current Market Price per share of the applicable series of Common Shares (determined pursuant to Section 11(d)) on the date of the first occurrence of such event (such number of shares, the "Adjustment Shares"); provided, that the Purchase Price and the number of Adjustment Shares shall be further adjusted as provided in this Agreement to reflect any events occurring after the date of such first occurrence.

                                       27
CORP 62338.7

                         (iii) In the event that the aggregate  number of shares
of Circuit City Stock or CarMax Stock authorized by the Company's Articles of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Circuit City Rights or CarMax Rights, as the case may be, in accordance with the foregoing subparagraph (ii) of this Section 11(a), or if any necessary regulatory approval for such issuance has not been obtained by the Company, the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of each such Right (the "Current Value") over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each such Right, make adequate provision to substitute for the Adjustment Shares, upon exercise of such Rights, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares or units of shares of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Circuit City Stock or CarMax Stock, as applicable (such shares or units of shares of preferred stock are herein called "common stock equivalents"), except to the extent that the Company has not obtained any necessary regulatory approval for such issuance, (4) debt securities of the Company, except to the extent that the Company has not obtained any necessary regulatory approval for such issuance, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the

                                       28
CORP 62338.7

Company's right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated, subject to Section 7(e), to deliver, upon the surrender for exercise of each such Right and without requiring payment of the Purchase Price, Common Shares (to the extent available), except to the extent that the Company has not obtained any necessary regulatory approval for such issuance, and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of such Rights or that any necessary regulatory approval for such issuance will be obtained, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares or take action to obtain such regulatory approval (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Circuit City Rights or CarMax Rights, as the case may be, and
(y) may suspend the exercisability of such Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares, to take any action to obtain any required regulatory approval and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of such Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the

                                       29
CORP 62338.7

Common Shares shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any "common stock equivalent" shall be deemed to have the same value as the Common Shares on such date.

                 (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of any series of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase such Preferred Shares (or shares having the same rights, privileges and preferences as such Preferred Shares ("equivalent preferred shares") or securities convertible into such Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into such Preferred Shares or equivalent preferred shares) less than the Current Market Price per share of such Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of such Preferred Shares outstanding on such record date plus the number of such Preferred Shares which the aggregate offering price of the total number of such Preferred Shares or equivalent preferred shares or both so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of such Preferred Shares outstanding on such record date plus the number of additional such Preferred Shares or equivalent preferred shares or both to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which

                                       30
CORP 62338.7


may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                 (c) In case the Company shall fix a record date for the making of a distribution to all holders of any series of Preferred Shares
(including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend), assets (other than a dividend payable in such Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price per share of such Preferred Shares (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one such Preferred Share and the denominator of which shall be such Current Market Price per share of such Preferred Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not

                                       31
CORP 62338.7


so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                 (d) (i) For the purpose of any computation hereunder (other than computations made pursuant to Section 11(a)(iii) hereof), the "Current Market Price" per share of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the "Current Market Price" per share of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the ten consecutive Trading Days immediately following such date; provided, however, that in the event that the Current Market Price per share of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of the requisite 30 Trading Days or ten Trading Days, as set forth above, after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Market Price shall be appropriately adjusted to take into account ex-dividend trading or trading after any subdivision, combination or reclassification. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the

                                       32
CORP 62338.7

Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be conclusive for all purposes. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or not so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                         (ii) For the purpose of any computation hereunder,  the
"Current Market Price" per share of the Preferred Shares shall be determined in the same manner as set forth above for Common Shares in clause (i) of this
Section  11(d) (other than the last  sentence  thereof).  If the

                                       33
CORP 62338.7

Current Market Price per share of either series of Preferred Shares cannot be determined in the manner provided above or if either series of Preferred Shares is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the "Current Market Price" per share of such series of Preferred Shares shall be conclusively deemed to be (A) in the case of the Series E Preferred Stock, the Current Market Price per share of the Circuit City Stock (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 400 and (B) in the case of the Series F Preferred Stock, the Current Market Price per share of the CarMax Stock (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by
400. If neither the applicable series of Common Shares nor the applicable series of Preferred Shares are publicly held or so listed or traded, "Current Market Price" per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For all purposes of this Agreement, the "Current Market Price" of one four-hundredths of a Preferred Share shall be equal to the "Current Market Price" of one Preferred Share divided by 400.

                 (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least l% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one-millionth of a Preferred Share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any

                                       34
CORP 62338.7

adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

                 (f)     If,  as a result  of an  adjustment  made  pursuant  to
Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 12, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

                 (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one four-hundredths of a Preferred Share (or other consideration, as the case may be) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                 (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price per one four-hundredths of a Preferred Share, that number of one four-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by
(i)  multiplying (x)

                                       35
CORP 62338.7

the number of one four-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                         (i) The  Company  may elect on or after the date of any
adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one four-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment in the number of Rights shall be exercisable for the number of one four-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement, and notify the Rights Agent, of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of

                                       36
CORP 62338.7

record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

                 (j) Irrespective of any adjustment or change in the Purchase Price or the number of one four-hundredths of a Preferred Share issuable upon the exercise of a Right, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one four-hundredths of a share and the number of four-hundredths of a share which were expressed in the initial Rights Certificates issued hereunder.

                 (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one four-hundredths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable one-four hundredths of a Preferred Share at such adjusted Purchase Price.

                 (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one four-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one four-hundredths of a Preferred Share and other

                                       37
CORP 62338.7


capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

                 (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that in their good faith judgment the Board of Directors of the Company shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any of the Preferred Shares at less than the Current Market Price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

                 (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (iii) effect a statutory share exchange with any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof, or (iv) sell or transfer

                                       38
CORP 62338.7


(or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, statutory share exchange or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, statutory share exchange or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

                 (o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take or permit any Subsidiary to take any action (including, without limitation, any conversion or redemption of any series of Common Shares otherwise permitted under the Articles of Incorporation) if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

                 (p) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on any series of the outstanding Common Shares payable in Common Shares (other than a dividend payable in shares of CarMax Stock to the extent such dividend reduces the Number of Shares Issuable with Respect to the Inter-Group Interest, as such term is defined in the Articles of Incorporation) or

                                       39
CORP 62338.7


(ii) effect a subdivision, combination or consolidation of any series of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one four-hundredths of a Series E Preferred Share (in the case of an event affecting the Circuit City Stock) or a Series F Preferred Share (in the case of an event affecting the CarMax Stock) purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one four-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of such Common Shares outstanding immediately before such event and the denominator of which is the number of such Common Shares outstanding immediately after such event and (ii) each such Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each such Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected. If an event occurs which would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to
Section 11(a)(ii).

                 (q) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall declare or pay a dividend on the outstanding shares of Circuit City Stock payable in shares of CarMax Stock, then to the extent such dividend reduces the Number of Shares Issuable with Respect to the Inter-Group Interest, as such term is defined in the Articles of Incorporation, the Series E Purchase Price shall be adjusted so that the result obtained by multiplying (x) the Series E Purchase Price in effect immediately prior to such event

                                       40
CORP 62338.7


by (y) the number of one-four hundredths of a Series E Preferred Share purchasable at the time of such event upon proper exercise of all Circuit City Rights associated with one share of Circuit City Stock is equal to the sum of
(A) the result obtained by multiplying (i) the Series E Purchase Price in effect immediately after such event by (ii) the number of one-four hundredths of a Series E Preferred Share purchasable at the time of such event upon proper exercise of all Circuit City Rights associated with one share of Circuit City Stock plus (B) the result obtained by multiplying (i) the Series F Purchase Price at the time of such event by (ii) the number of one-four hundredths of a Series F Preferred Share purchasable at the time of such event upon proper exercise of all CarMax Rights associated with the shares of CarMax Stock paid in such dividend with respect to one share of Circuit City Stock.

         Section 12.     Certificate  of  Adjusted  Purchase  Price or Number of
                         -------------------------------------------------------
Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof,
------
the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) promptly file with the Rights Agent and with the transfer agent for the Common Shares and Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate in accordance with
Section 25 hereof.

         Section 13.     Consolidation, Merger, Statutory Share Exchange or Sale
                         -------------------------------------------------------
or Transfer of Assets or Earning Power.
--------------------------------------

                 (a) In the event that, following the date any Person has become an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person (other than a subsidiary of the Company in a transaction which complies with Section 11(o) hereof or any employee benefit plan of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof or any employee benefit plan of the Company, or any entity holding

                                       41
CORP 62338.7

Common Shares for or pursuant to the terms of any such plan) shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such merger, all or part of the outstanding Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, (iii) the Company shall be a party to a statutory share exchange with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof or any employee benefit plan of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) after which the Company is a Subsidiary of any other Person, or (iv) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided in Section 7(e) hereof) shall thereafter have the right to receive, upon the exercise thereof at the then current Series E Purchase Price (in the case of a Circuit City Right) or the then current Series F Purchase Price (in the case of a CarMax Right), in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Shares

                                       42
CORP 62338.7

of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying such then current Purchase Price by the number of one four-hundredths of a Preferred Share for which such Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the "Purchase Price" for each such Right and for all purposes of this Agreement) by 50% of the Current Market Price per share of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Shares in accordance with Section 9) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (E) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

                 (b)     "Principal Party" shall mean

                         (i) in the case of any transaction  described in clause
                 (i), (ii) or (iii) of the first sentence of Section 13(a), the Person that is the issuer of any securities

                                       43
CORP 62338.7

                 into which Common Shares of the Company are converted or exchanged in such merger, consolidation or statutory share exchange, and if no securities are so issued, the Person that is the other party to such merger, consolidation or statutory share exchange; and

                         (ii) in the case of any transaction described in clause
                 (iv) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which is and has been so registered, "Principal Party" shall refer to such other Person; (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint ventures and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

                                       44
CORP 62338.7

                 (c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Shares which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any Section 13 Event, the Principal Party will:

                         (i) prepare and file a registration statement under the
                 Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to
                 (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

                         (ii) use its best  efforts to qualify or  register  the
                 Rights and the securities purchasable upon exercise of the Rights under the Blue Sky laws of such jurisdictions as may be necessary or appropriate; and

                         (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The foregoing provisions set forth in this Section 13 shall similarly apply to successive mergers or consolidations or statutory share exchange or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the

                                       45
CORP 62338.7


Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).


         Section 14.     Fractional Rights and Fractional Shares.
                         ---------------------------------------

                 (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a

                                       46
CORP 62338.7

market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used and shall be conclusive for all purposes.

                 (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one four-hundredths of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one four-hundredths of a Preferred Share). Fractions of Preferred Shares in integral multiples of one four-hundredths of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares. In lieu of fractional Preferred Shares the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

                 (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.

         Section 15.     Rights of  Action.  All  rights of action in respect to
                         -----------------
this  Agreement,  excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date,

                                       47
CORP 62338.7


the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

         Section 16.     Agreement of Right Holders. Every holder of a Right, by
                         --------------------------
accepting    the    same,    consents    and    agrees    with    the    Company
and the Rights Agent and with every other holder of a Right that:

                 (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

                 (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the

                                       48
CORP 62338.7


Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                 (c) subject to Section 6 and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

                 (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         Section 17.     Rights Certificate Holder Not Deemed a Shareholder.  No
                         --------------------------------------------------
holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything

                                       49
CORP 62338.7

contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

         Section 18.     Concerning the Rights Agent.  The Company agrees to pay
                         ---------------------------
to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the acceptance, exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises (including reasonable counsel fees and expenses).

                 The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Rights Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where

                                       50
CORP 62338.7


necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof.


         Section 19.     Merger  or  Consolidation  or  Change of Name of Rights
                         -------------------------------------------------------
Agent. Any corporation into which the Rights Agent or any successor Rights Agent
-----
may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, a successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

                 In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name

                                       51
CORP 62338.7

or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

        Section  20.     Duties of Rights Agent. The Rights Agent undertakes the
                         ----------------------
duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

                 (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such opinion.

                 (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of "Current Market Price") be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                 (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

                                       52
CORP 62338.7

                 (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement, the Summary of Rights or in the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                 (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13 or 23, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Preferred Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

                 (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                                       53
CORP 62338.7

                 (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Executive Vice President, any Senior Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken in good faith by it under the provisions of this Agreement in reliance upon instructions of any such officer. At any time the Rights Agent may apply to the Company for written instructions with respect to any matter arising in connection with the Rights Agent's duties and obligations arising under this Agreement. Such application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and/or after which such action shall be taken and the Rights Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the Company receives such application, without the Company's consent) unless, prior to taking or initiating such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.

                 (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it

                                       54
CORP 62338.7


were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                 (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                 (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                 (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

         Section 21.     Change  of  Rights  Agent.  The  Rights  Agent  or  any
                         -------------------------
successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days notice in writing mailed to the Company and to the transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class

                                       55
CORP 62338.7

mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to the transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the States of New York or Virginia (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the States of New York or Virginia), in good standing, having a principal office in the States of New York or Virginia, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the

                                       56
CORP 62338.7

effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and the transfer agent of the Common Shares and Preferred Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 22.     Issuance  of New Rights  Certificates.  Notwithstanding
                         -------------------------------------
any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement (so long as such options, plan or arrangement were granted or established, as the case may be, prior to the Distribution Date), or upon the exercise, conversion or exchange of securities issued by the Company after the date hereof and prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Persons to whom such Rights

                                       57
CORP 62338.7


Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

         Section 23.     Redemption and Termination.
                         --------------------------

                 (a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring
Person, redeem all but not less than all the then outstanding Circuit City Rights and CarMax Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price") and the Company may, at its option, pay the Redemption Price either in Common Shares (based on the "Current Market Price," as defined in Section 11(d)(i) hereof, of the Common Shares as of a date determined by the Board) or cash. The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.

                 (b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights (such action being adopted in the manner required by paragraph (a) above), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then

                                       58
CORP 62338.7


outstanding Rights by mailing such notice to all such holders at each holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at anytime in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares before the Distribution Date.

         Section 24.     Exchange.
                         --------

                 (a) The Company may at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for Common Shares at an exchange ratio of one share of Circuit City Stock per Circuit City Right and one share of CarMax Stock per CarMax Right, each such ratio being appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (each such exchange ratio being hereinafter referred to as an "Exchange Ratio"). Notwithstanding the foregoing, the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Shares representing 50% or more of the total Voting Rights of all the Common Shares of the Company then outstanding.

                                       59
CORP 62338.7


                 (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Circuit City Stock or CarMax Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the applicable Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights held by each holder of Rights.

                 (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute (i) Series E Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for shares of Circuit City Stock exchangeable for Circuit City Rights, at the initial rate of one four-hundredth of a Series E Preferred Share (or equivalent preferred share) for each share of Circuit City Stock and (ii) Series F Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for shares of CarMax Stock exchangeable for CarMax Rights, at the initial rate of one four-hundredth of a Series F Preferred Share (or equivalent preferred share) for each share of CarMax Stock.

                                       60
CORP 62338.7


                 (d) In the event that there shall not be sufficient Common Shares or Preferred Shares authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

                 (e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this subsection (e), the current market value of a whole Common Share shall be the closing price of such Common Share (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately after the public announcement by the Company that an exchange is to be effected pursuant to this
Section 24.

         Section 25.     Notice of Certain  Events.  In case the  Company  shall
                         -------------------------
propose, at any time after the Distribution Date, (a) to pay any dividend payable in stock of any class or series to the holders of either series of Preferred Shares or to make any other distribution to the holders of either series of Preferred Shares (other than a regular quarterly cash dividend) or (b) to offer to the holders of either series of Preferred Shares rights or warrants to subscribe for or to purchase any additional such Preferred Shares or shares of stock of any class or series or any other securities, rights or options, or
(c) to effect any reclassification of either series of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares of such series), or (d) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)

                                       61
CORP 62338.7


hereof), or to effect a statutory share exchange with any Person (other than a Subsidiary of the Company in a transaction which complies with section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

                 In case any Section 11(a)(ii) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof,

                                       62
CORP 62338.7

and all references in the preceding paragraph to Preferred Shares shall be deemed thereafter references to Common Shares and/or, if appropriate, other securities.

         Section 26.     Notices.   Notices  or  demands   authorized   by  this
                         -------
Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                        Circuit City Stores, Inc.
                        9950 Mayland Drive
                        Richmond, VA  23233
                        Attention:  Secretary

                 Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                        Wells Fargo Bank Minnesota, N.A.
                        161 North Concord Exchange
                        South St. Paul, Minnesota  55075
                        Attention: Circuit City Account Manager

                 Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

         Section 27.     Supplements  and  Amendments.  Prior  to the  time  any
                         ----------------------------
Person shall become an Acquiring Person and subject to the penultimate sentence of this Section 27, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision

                                       63
CORP 62338.7


of this Agreement without the approval of any holders of Rights Certificates (or, before the Distribution Date, the Common Shares). From and after such time as any Person shall become an Acquiring Person and subject to the penultimate sentence of this Section 27, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price, the Final Expiration Date, the Purchase Price or the number of one four-hundredths of a Preferred Share for which a Right is exercisable, provided that this Agreement may be amended to change the type and number of securities into which a right is exercisable before the occurrence of any Triggering Event if, after giving effect to such amendment, the new securities into which each Right is so exercisable have a value equal to the value of, and have voting rights at least equal to the voting rights of, the securities into which such Right was exercisable prior to such amendment (excluding any value attributable to any minimum dividend payments and excluding any voting rights operable in case of non-payment of dividends) and provided further that upon the creation of a new series of Common Shares of the Company, this Agreement may be

                                       64
CORP 62338.7


amended before the occurrence of any Triggering Event (x) to reflect the Redemption Price, the Purchase Price, the number and type of securities purchasable upon exercise and any other terms of any share purchase rights to be associated with the shares of such new series and (y) if any shares of such new series are to be paid as a dividend on the outstanding shares of any other series of Common Shares, then to the extent such dividend reduces the Number of Shares Issuable with Respect to the Inter-Group Interest, as such term is now or hereafter defined in the Articles of Incorporation, to adjust (in a manner similar to the adjustments required under Section 11(q) hereof) the Purchase
Price payable upon proper exercise of the Rights associated with the Common Shares on which such dividend is to be paid. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares (other than an Acquiring Person).

         Section 28.     Successors.  All the covenants  and  provisions of this
                         ----------
Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 29.     Determinations  and Actions by the Board of  Directors,
                         -------------------------------------------------------
etc. For all purposes of this Agreement, any calculation of the number of Common
---
Shares outstanding at any particular time, including for purposes of determining the number of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of

                                       65
CORP 62338.7


this Agreement, (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement) and (iii) make all factual determinations deemed necessary or advisable for the administration of this Agreement. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board to any liability to the holders of the Rights.

         Section 30.     Benefits of this  Agreement.  Nothing in this Agreement
                         ---------------------------
shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Shares).

         Section 31.     Severability.  If  any  term,  provision,  covenant  or
                         ------------
restriction of this Agreement, or any portion thereof, is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement, including any portions of any thereof which are not held to be invalid, void or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 32.     Governing  Law. This  Agreement,  each Right,  and each
                         --------------
Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of

                                       66
CORP 62338.7

Virginia and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts to be made and performed entirely within such Commonwealth.

         Section 33.     Counterparts.  This  Agreement  may be  executed in any
                         ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 34.     Descriptive  Headings.   Descriptive  headings  of  the
                         ---------------------
several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                       67
CORP 62338.7


                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                            CIRCUIT CITY STORES, INC.

Attest:


By_________________________                 By__________________________

Title______________________                 Title_______________________




                                            WELLS FARGO BANK MINNESOTA, N.A.
                                            FORMERLY NAMED NORWEST BANK
                                            MINNESOTA, N.A.

Attest:


By________________________                  By__________________________

Title_____________________                  Title_______________________



                                       68
CORP 62338.7



                                                                    EXHIBIT A-1

The following provisions are or will be set forth as Section C of Article IV of the Articles of Incorporation:

         C.       Series E Preferred Stock.
                  ------------------------

                  The Board of Directors of the Corporation has heretofore designated 500,000 shares of the Preferred Stock as the Cumulative Participating Preferred Stock, Series E ("Series E Stock"). Such number may from time to time be decreased (but not below the number of shares of Series E Stock then outstanding) by the Board of Directors of the Corporation. In addition to any relative rights and preferences hereinabove granted, the relative rights and preferences of such series and the holders of the outstanding shares thereof are as set forth in paragraphs (C)(1) through (C)(5) of this Article.

                  (1) Dividends and Distributions.

                  (a) The holders of shares of the Series E Stock, in preference to the holders of shares of the Circuit City Stock and the CarMax Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day (or, if not a business day, the preceding business day) of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series E Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $4.00 or (b) subject to the provision for adjustment hereinafter set forth, 400 times the aggregate per share amount of all cash dividends, and 400 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Circuit City Stock, or a subdivision of the outstanding shares of Circuit City Stock (by reclassification or otherwise), declared on the Circuit City Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series E Stock. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Circuit City Stock payable in shares of Circuit City Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Circuit City Stock (by reclassification or otherwise than by payment of a dividend in shares of Circuit City Stock) into a greater or lesser number of shares of Circuit City Stock, then in each such case the amount per share to which holders of shares of the Series E Stock shall be entitled under clause (b) of the preceding sentence shall be adjusted by multiplying the amount per share to which holders of shares of the Series E Stock were entitled immediately prior to such event under clause (b) of the preceding sentence by a fraction the numerator of which is the number of shares of Circuit City Stock outstanding immediately after such event and the denominator of which is the number of shares of Circuit City Stock that were outstanding immediately prior to such event.

                                     A-1-1
CORP 62338.7


                  (b) The Corporation shall declare a dividend or distribution on the Series E Stock as provided in paragraph (C)(1)(a) of this
         Article immediately after it declares a dividend or distribution on the Circuit City Stock (other than a dividend payable in shares of Circuit City Stock); provided that, in the event no dividend or distribution shall have been declared on the Circuit City Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $4.00 per share on the Series E Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of the Series E Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series E Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of the Series E Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series E Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of the Series E Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) Voting Rights.  Except to the extent  provided by law, the
                      -------------
holders of shares of the Series E Stock shall not be entitled (i) to vote on any matter or (ii) to receive notice of, or to participate in, any meeting of shareholders of the Corporation at which they are not entitled to vote.

                  (3) Certain Restrictions.

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series E Stock as provided in paragraph
         (C)(1) of this Article are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series E Stock outstanding shall have been paid in full, the Corporation shall not:

                       (i) declare, set apart or pay dividends on or make any other distributions on the Common Stock or any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Stock;

                       (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation,

                                     A-1-2
CORP 62338.7


                  dissolution or winding up) with the Series E Stock, except dividends paid ratably on the Series E Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                  (b) redeem or purchase or otherwise acquire for consideration shares of the Series E Stock, any such parity stock or any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Stock, or set aside for or pay to any sinking fund therefor.

                  (c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (C)(3)(a) of this Article, purchase or otherwise acquire such shares at such time and in such manner.

                  (4)  Reacquired  Shares.  Any  shares  of the  Series  E Stock
                       ------------------
redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $20.00 per share, and may be reissued as a new series or a part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of an existing series of Preferred Stock.

                  (5) Redemption.

                  (a) The Corporation may, at its option and at any time and from time to time after April 14, 2058, redeem all or any portion of the outstanding shares of Series E Stock.

                  (b) The redemption price shall be an amount per share equal to the greater of (i) $100,000.00 or (ii) subject to the provision for adjustment hereinafter set forth, 400 times the current market price per share of Circuit City Stock on the date fixed for redemption, plus in each such case an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date fixed for redemption. The current market price per share of Circuit City Stock on any date shall be deemed to be the average of the daily closing prices per share of such Circuit City Stock for the 30 consecutive trading days immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Circuit City Stock is listed or admitted to trading or, if the Circuit City Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("NASDAQ") or

                                     A-1-3
CORP 62338.7


         such other system then in use, or, if on any such date the Circuit City Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Circuit City Stock. If no professional market maker is then making a market in the Circuit City Stock, the current market price per share of the Circuit City Stock shall be deemed to be $1.00. As used herein, the term trading day shall mean a day on which the principal national securities exchange on which the Circuit City Stock is listed or admitted to trading is open for the transaction of business or, if the Circuit City Stock is not listed or admitted to trading on any national securities exchange, a business day. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Circuit City Stock payable in shares of Circuit City Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Circuit City Stock (by reclassification or otherwise than by payment of a dividend in shares of Circuit City Stock) into a greater or lesser number of shares of Circuit City Stock, then in each such case the aggregate amount per share to which holders of shares of the Series E Stock shall be entitled under the provisions of the first sentence of this paragraph shall be adjusted by multiplying the amount per share to which holders of shares of the Series E Stock should have been entitled immediately prior to such event under the provisions of the first sentence of this paragraph by a fraction the numerator of which is the number of shares of Circuit City Stock outstanding immediately after such event and the denominator of which is the number of shares of Circuit City Stock that were outstanding immediately prior to such event.

                  (c) In case less than all of the outstanding shares of Series E Stock are to be redeemed, not more than 60 days prior to the date fixed for redemption the Corporation shall select the shares to be redeemed. Such shares shall be selected by lot or designated ratably or in such other equitable manner as the Corporation may determine. The Corporation in its discretion may select the particular certificates (if there are more than one) representing shares registered in the name of a holder that are to be redeemed.

                  (d) Not less than 30 nor more than 60 days prior to the date fixed for redemption, notice of redemption shall be given by first class mail, postage prepaid, to the holders of record of the outstanding shares of the Series E Stock to be redeemed at their last known addresses shown in the Corporation's share transfer records. The notice of redemption shall set forth the paragraph of this Article pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for redemption, the applicable redemption price, and the place or places where certificates representing shares to be redeemed may be surrendered. In case less than all of the outstanding shares of the Series E Stock are to be redeemed the notice of redemption shall also set forth the numbers of the certificates representing shares to be redeemed and, in case less than all shares represented by any such certificate are to be redeemed, the number of shares represented by such certificate to be redeemed.

                  (e) If notice of redemption of any outstanding shares of Series E Stock shall have been duly mailed as herein provided, then on or before the date fixed for redemption the Corporation shall deposit cash sufficient to pay the redemption price of such shares in trust for the benefit of the holders of the shares to be redeemed with any bank or trust

                                     A-1-4
CORP 62338.7


         company in the City of Richmond, Commonwealth of Virginia, having capital and surplus aggregating at least $50,000,000 as of the date of its most recent report of financial condition and named in such notice, to be applied to the redemption of the shares so called for redemption against surrender for cancellation of the certificates representing such shares. From and after the time of such deposit all shares for the redemption of which such deposit shall have been made shall, whether or not the certificates therefor shall have been surrendered for cancellation, no longer be deemed to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate except the right to receive payment of redemption price but without interest. Any interest earned on funds so deposited shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of five years from the date fixed for redemption shall be repaid to the Corporation, free of trust, and the holders of the shares called for redemption who shall not have surrendered their certificates representing such shares prior to such repayment shall be deemed to be unsecured creditors of the Corporation for the amount of the redemption price and shall look only to the Corporation for payment thereof, without interest, subject to the laws of the Commonwealth of Virginia.

                  (f) The Corporation shall also have the right to acquire outstanding shares of Series E Stock otherwise than by redemption pursuant to paragraph (C)(5)(a) of this Article, from time to time for such consideration as may be acceptable to the holders thereof; provided, however, that if all dividends accrued on all outstanding shares of Series E Stock shall not have been declared and paid or declared and a sum sufficient for the payment thereof set apart, neither the Corporation nor any subsidiary shall so acquire any shares of Series E Stock except in accordance with a purchase offer made on the same terms to all the holders of the outstanding shares of Series E Stock.

                  (6) Consolidation,  Merger, etc. In case the Corporation shall
                      ---------------------------
enter into any consolidation, merger, combination, statutory share exchange or other transaction in which the shares of Circuit City Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of the Series E Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 400 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Circuit City Stock is changed or exchanged. If the Corporation shall at any time after January 1, 1997 declare or pay any dividend on Circuit City Stock payable in shares of Circuit City Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Circuit City Stock (by reclassification or otherwise than by payment of a dividend in shares of Circuit City Stock) into a greater or lesser number of shares of Circuit City Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of the Series E Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Circuit City Stock outstanding immediately after such event and the denominator of which is the number of shares of Circuit City Stock that were outstanding immediately prior to such event.

                                     A-1-5
CORP 62338.7


                                                                   EXHIBIT A-2

The following provisions are or will be set forth as Section D of Article IV of the Articles of Incorporation:

         D.       Series F Preferred Stock.
                  ------------------------

                  The Board of Directors of the Corporation has heretofore designated 500,000 shares of the Preferred Stock as the Cumulative Participating Preferred Stock, Series F ("Series F Stock"). Such number may from time to time be decreased (but not below the number of shares of Series F Stock then outstanding) by the Board of Directors of the Corporation. In addition to any relative rights and preferences hereinabove granted, the relative rights and preferences of such series and the holders of the outstanding shares thereof are as set forth in paragraphs (D)(1) through (D)(5) of this Article.

                  (1) Dividends and Distributions.
                      ---------------------------

                  (a) The holders of shares of the Series F Stock, in preference to the holders of shares of the Circuit City Stock and the CarMax Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day (or, if not a business day, the preceding business day) of January, April, July and October in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of the Series F Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $4.00 or (b) subject to the provision for adjustment hereinafter set forth, 400 times the aggregate per share amount of all cash dividends, and 400 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of CarMax Stock, or a subdivision of the outstanding shares of CarMax Stock (by reclassification or otherwise), declared on the CarMax Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of the Series F Stock. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on CarMax Stock payable in shares of CarMax Stock, or effect a subdivision or combination or consolidation of the outstanding shares of CarMax Stock (by reclassification or otherwise than by payment of a dividend in shares of CarMax Stock) into a greater or lesser number of shares of CarMax Stock, then in each such case the amount per share to which holders of shares of the Series F Stock shall be entitled under clause
         (b) of the preceding sentence shall be adjusted by multiplying the amount per share to which holders of shares of the Series F Stock were entitled immediately prior to such event under clause (b) of the preceding sentence by a fraction the numerator of which is the number of shares of CarMax Stock outstanding immediately after such event and the denominator of which is the number of shares of CarMax Stock that were outstanding immediately prior to such event.

                                      A-2-1
CORP 62338.7


                  (b) The Corporation shall declare a dividend or distribution on the Series F Stock as provided in paragraph (D)(1)(a) of this
         Article immediately after it declares a dividend or distribution on the CarMax Stock (other than a dividend payable in shares of CarMax Stock); provided that, in the event no dividend or distribution shall have been declared on the CarMax Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $4.00 per share on the Series F Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (c) Dividends shall begin to accrue and be cumulative on outstanding shares of the Series F Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of the Series F Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of the Series F Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of the Series F Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of the Series F Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  (2) Voting Rights.  Except to the extent  provided by law, the
                      -------------
holders of shares of the Series F Stock shall not be entitled (i) to vote on any matter or (ii) to receive notice of, or to participate in, any meeting of shareholders of the Corporation at which they are not entitled to vote.

                  (3) Certain Restrictions.
                      --------------------

                  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series F Stock as provided in paragraph
         (C)(1) of this Article are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of the Series F Stock outstanding shall have been paid in full, the Corporation shall not:

                       (i) declare, set apart or pay dividends on or make any other distributions on the Common Stock or any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Stock;

                       (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation,

                                     A-2-2
CORP 62338.7


                  dissolution or winding up) with the Series F Stock, except dividends paid ratably on the Series F Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                       (iii) redeem or purchase or otherwise acquire for consideration shares of the Series F Stock, any such parity stock or any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Stock, or set aside for or pay to any sinking fund therefor.

                  (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (D)(3)(a) of this Article, purchase or otherwise acquire such shares at such time and in such manner.

                  (4)  Reacquired  Shares.  Any  shares  of the  Series  F Stock
                       ------------------
redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $20.00 per share, and may be reissued as a new series or a part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of an existing series of Preferred Stock.

                  (5)  Redemption.
                       ----------

                  (a) The Corporation may, at its option and at any time and from time to time after April 14, 2058, redeem all or any portion of the outstanding shares of Series F Stock.

                  (b) The redemption price shall be an amount per share equal to the greater of (i) $40,000.00 or (ii) subject to the provision for adjustment hereinafter set forth, 400 times the current market price per share of CarMax Stock on the date fixed for redemption, plus in each such case an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date fixed for redemption. The current market price per share of CarMax Stock on any date shall be deemed to be the average of the daily closing prices per share of such CarMax Stock for the 30 consecutive trading days immediately prior to such date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange ("NYSE") or, if the Common Stock is not listed or admitted to trading on the NYSE, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the CarMax Stock is listed or admitted to trading or, if the CarMax Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations Systems ("NASDAQ") or such other system then in

                                     A-2-3
CORP 62338.7


         use, or, if on any such date the CarMax Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the CarMax Stock. If no professional market maker is then making a market in the CarMax Stock, the current market price per share of the CarMax Stock shall be deemed to be $1.00. As used herein, the term trading day shall mean a day on which the principal national securities exchange on which the CarMax Stock is listed or admitted to trading is open for the transaction of business or, if the CarMax Stock is not listed or admitted to trading on any national securities exchange, a business day. In the event the Corporation shall at any time after January 1, 1997 declare or pay any dividend on CarMax Stock payable in shares of CarMax Stock, or effect a subdivision or combination or consolidation of the outstanding shares of CarMax Stock (by reclassification or otherwise than by payment of a dividend in shares of CarMax Stock) into a greater or lesser number of shares of CarMax Stock, then in each such case the aggregate amount per share to which holders of shares of the Series F Stock shall be entitled under the provisions of the first sentence of this paragraph shall be adjusted by multiplying the amount per share to which holders of shares of the Series F Stock should have been entitled immediately prior to such event under the provisions of the first sentence of this paragraph by a fraction the numerator of which is the number of shares of CarMax Stock outstanding immediately after such event and the denominator of which is the number of shares of CarMax Stock that were outstanding immediately prior to such event.

                  (c) In case less than all of the outstanding shares of Series F Stock are to be redeemed, not more than 60 days prior to the date fixed for redemption the Corporation shall select the shares to be redeemed. Such shares shall be selected by lot or designated ratably or in such other equitable manner as the Corporation may determine. The Corporation in its discretion may select the particular certificates (if there are more than one) representing shares registered in the name of a holder that are to be redeemed.

                  (d) Not less than 30 nor more than 60 days prior to the date fixed for redemption, notice of redemption shall be given by first class mail, postage prepaid, to the holders of record of the outstanding shares of the Series F Stock to be redeemed at their last known addresses shown in the Corporation's share transfer records. The notice of redemption shall set forth the paragraph of this Article pursuant to which the shares are being redeemed, the number of shares to be redeemed, the date fixed for redemption, the applicable redemption price, and the place or places where certificates representing shares to be redeemed may be surrendered. In case less than all of the outstanding shares of the Series F Stock are to be redeemed the notice of redemption shall also set forth the numbers of the certificates representing shares to be redeemed and, in case less than all shares represented by any such certificate are to be redeemed, the number of shares represented by such certificate to be redeemed.

                  (e) If notice of redemption of any outstanding shares of Series F Stock shall have been duly mailed as herein provided, then on or before the date fixed for redemption the Corporation shall deposit cash sufficient to pay the redemption price of such shares in trust for the benefit of the holders of the shares to be redeemed with any bank or trust

                                     A-2-4
CORP 62338.7


         company in the City of Richmond, Commonwealth of Virginia, having capital and surplus aggregating at least $50,000,000 as of the date of its most recent report of financial condition and named in such notice, to be applied to the redemption of the shares so called for redemption against surrender for cancellation of the certificates representing such shares. From and after the time of such deposit all shares for the redemption of which such deposit shall have been made shall, whether or not the certificates therefor shall have been surrendered for cancellation, no longer be deemed to be outstanding for any purpose, and all rights with respect to such shares shall thereupon cease and terminate except the right to receive payment of redemption price but without interest. Any interest earned on funds so deposited shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of five years from the date fixed for redemption shall be repaid to the Corporation, free of trust, and the holders of the shares called for redemption who shall not have surrendered their certificates representing such shares prior to such repayment shall be deemed to be unsecured creditors of the Corporation for the amount of the redemption price and shall look only to the Corporation for payment thereof, without interest, subject to the laws of the Commonwealth of Virginia.

                  (f) The Corporation shall also have the right to acquire outstanding shares of Series F Stock otherwise than by redemption pursuant to paragraph (D)(5)(a) of this Article, from time to time for such consideration as may be acceptable to the holders thereof; provided, however, that if all dividends accrued on all outstanding shares of Series F Stock shall not have been declared and paid or declared and a sum sufficient for the payment thereof set apart, neither the Corporation nor any subsidiary shall so acquire any shares of Series F Stock except in accordance with a purchase offer made on the same terms to all the holders of the outstanding shares of Series F Stock.

                  (6) Consolidation,  Merger, etc. In case the Corporation shall
                      ---------------------------
enter into any consolidation, merger, combination, statutory share exchange or other transaction in which the shares of CarMax Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series F Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 400 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of CarMax Stock is changed or exchanged. If the Corporation shall at any time after January 1, 1997 declare or pay any dividend on CarMax Stock payable in shares of CarMax Stock, or effect a subdivision or combination or consolidation of the outstanding shares of CarMax Stock (by reclassification or otherwise than by payment of a dividend in shares of CarMax Stock) into a greater or lesser number of shares of CarMax Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of CarMax Stock outstanding immediately after such event and the denominator of which is the number of shares of CarMax Stock that were outstanding immediately prior to such event.

                                      A-2-5
CORP 62338.7



                                                                   EXHIBIT B-1


                          [Form of Rights Certificate]
                      Certificate No. CCR-__________ Rights

         NOT EXERCISABLE [BEFORE THE DISTRIBUTION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR]* AFTER APRIL 14, 2008 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]**


* This portion of the legend in brackets shall be inserted only upon the Rights Certificates delivered to the Rights Agent prior to the Distribution Date.
** This portion of the legend in brackets shall be inserted only if applicable and shall replace the immediately preceding sentence.


                                      B-1-1
CORP 62338.7





                      Circuit City Group Rights Certificate

                            Circuit City Stores, Inc.

                  This certifies that _______________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of April 14, 1998 and as amended from time to time (the "Rights Agreement") between Circuit City Stores, Inc., a Virginia corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association (Norwest Bank Minnesota, N.A. or its successor as rights agent under the Rights Agreement, the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Richmond, Virginia time) on April 14, 2008 (the "Final Expiration Date") at the principal office or offices of the Rights Agent designated for such purpose, or at its successor as Rights Agent, one four-hundredth of a fully paid nonassessable share of Cumulative Participating Preferred Stock, Series E, par value $20.00 per share (the "Preferred Shares"), of the Company, at a purchase price of $250.00 per one four-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The Purchase Price shall be paid in cash or, if the Company so permits, Common Shares having an equivalent value or, if the Company has permitted payment with Common Shares, a combination of cash and Common Shares. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of April 14, 1998, based on the Preferred Shares as constituted at such date.

                  Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights
Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

                  This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates
which   limitations   of

                                     B-1-2
CORP 62338.7

rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal offices of the Company and are also available upon written request to the Company.

                  This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one four-hundredths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right, payable, at the option of the Company, in cash or Common Shares, at any time prior to the earlier of the close of business on (i) the tenth day (as such time period may be extended or shortened pursuant to the Rights Agreement) following the Share Acquisition Date (as such term is defined in the Rights Agreement) and (ii) the Final Expiration Date.

                  No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one four-hundredths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                                     B-1-3
CORP 62338.7


                  WITNESS the facsimile signatures of the proper officers of the Company and its corporate seal. Dated as of:

ATTEST:                                    CIRCUIT CITY STORES, INC.


______________________________              By: _________________________
Title:                                      Title:



Countersigned:



[INSERT NAME OF RIGHTS AGENT]


By__________________________________
  Authorized Signature


                                     B-1-4
CORP 62338.7


                  [Form of Reverse Side of Rights Certificate]

                               FORM OF ASSIGNMENT
                               ------------------

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

                  FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within-named Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:________________         ______________________________
                                         Signature

Signature Guaranteed:

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

                                   Certificate
                                   -----------

The undersigned hereby certifies by checking the appropriate boxes that: (i) this Rights Certificate [ ] is [ ] is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and (ii) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:  ______________, _____    _____________________________
                                   Signature


                                     B-1-5
CORP 62338.7



                                     Notices

                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.



                                     B-1-6
CORP 62338.7




            [Form of Reverse Side of Rights Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

     (To be executed if holder desires to exercise the Rights Certificate.)

To: Circuit City Stores, Inc.

                  The undersigned hereby irrevocably elects to exercise _____________________ Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

                         (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

                         (Please print name and address)

Dated: _______________, ____        ______________________________
                                      Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)


                                     B-1-7
CORP 62338.7



Signature Guaranteed:

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

Dated:  ____________ , ____         _____________________________
                                      Signature


                                   Certificate
                                   -----------

    The undersigned hereby certifies by checking the appropriate boxes that:

    1. the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

    2. after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated: _____________, ____.         _____________________________
                                       Signature


                                     B-1-8
CORP 62338.7


                                     Notice
                                     ------

    The signature to the foregoing Election must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.



                                      B-1-9
CORP 62338.7





                                                                  EXHIBIT B-2

                          [Form of Rights Certificate]

                     Certificate No. CMR-__________ Rights

         NOT EXERCISABLE [BEFORE THE DISTRIBUTION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR]*** AFTER APRIL 14, 2008 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]****


*** This portion of the legend in brackets shall be inserted only upon the Rights Certificates delivered to the Rights Agent prior to the Distribution Date.

**** This portion of the legend in brackets shall be inserted only if applicable and shall replace the immediately preceding sentence.


                                      B-2-1
CORP 62338.7



                         CarMax Group Rights Certificate

                            Circuit City Stores, Inc.

                  This certifies that _______________ , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of April 14, 1998 and as amended from time to time (the "Rights Agreement") between Circuit City Stores, Inc., a Virginia corporation (the "Company"), and Norwest Bank Minnesota, N.A., a national banking association (Norwest Bank Minnesota, N.A. or its successor as rights agent under the Rights Agreement, the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (Richmond, Virginia time) on April 14, 2008 (the "Final Expiration Date") at the principal office or offices of the Rights Agent designated for such purpose, or at its successor as Rights Agent, one four-hundredth of a fully paid nonassessable share of Cumulative Participating Preferred Stock, Series F, par value $20.00 per share (the "Preferred Shares"), of the Company, at a purchase price of $100.00 per one four-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase duly executed. The Purchase Price shall be paid in cash or, if the Company so permits, Common Shares having an equivalent value or, if the Company has permitted payment with Common Shares, a combination of cash and Common Shares. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of April 14, 1998, based on the Preferred Shares as constituted at such date.

                  Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights
Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

                  As provided in the Rights Agreement, the Purchase Price and the number and kind of Preferred Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events (as such term is defined in the Rights Agreement).

                  This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates
which   limitations   of

                                     B-2-2
CORP 62338.7

rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal offices of the Company and are also available upon written request to the Company.

                  This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one four-hundredths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right, payable, at the option of the Company, in cash or Common Shares, at any time prior to the earlier of the close of business on (i) the tenth day (as such time period may be extended or shortened pursuant to the Rights Agreement) following the Share Acquisition Date (as such term is defined in the Rights Agreement) and (ii) the Final Expiration Date.

                  No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one four-hundredths of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

                  This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                                     B-2-3
CORP 62338.7


                  WITNESS the facsimile signatures of the proper officers of the Company and its corporate seal. Dated as of:


ATTEST:                                    CIRCUIT CITY STORES, INC.


______________________________             By: _________________________
Title:                                     Title:



Countersigned:



[INSERT NAME OF RIGHTS AGENT]


By__________________________________
  Authorized Signature



                                     B-2-4
CORP 62338.7



                  [Form of Reverse Side of Rights Certificate]


                               FORM OF ASSIGNMENT
                               ------------------

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)


                  FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within-named Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated: ___________, ____            ______________________________
                                           Signature


Signature Guaranteed:

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.


                                     B-2-5
CORP 62338.7


                                   Certificate
                                   -----------

The undersigned hereby certifies by checking the appropriate boxes that: (i) this Rights Certificate [ ] is [ ] is not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and (ii) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:  ______________, ____   _____________________________
                                    Signature
                                    Notices

                  The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.


                                     B-2-6
CORP 62338.7



            [Form of Reverse Side of Rights Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE
                          ----------------------------
     (To be executed if holder desires to exercise the Rights Certificate.)

To: Circuit City Stores, Inc.

                  The undersigned hereby irrevocably elects to exercise __________________________ Rights represented by this Rights Certificate to purchase the Preferred Shares issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

                         (Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

                         (Please print name and address)

Dated: _______________, ____        ______________________________
                                    Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)


                                     B-2-7
CORP 62338.7



Signature Guaranteed:

                  Signatures must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee Medallion program), pursuant to SEC Rule 17Ad-15.

Dated:  ____________ , ____         _____________________________
                                            Signature



                                   Certificate
                                   -----------

    The undersigned hereby certifies by checking the appropriate boxes that:

    1. the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

    2. after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:_____________, ____   _____________________________
                                    Signature

                                     B-2-8
CORP 62338.7



                                     Notice
                                     ------

The signature to the foregoing Election must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                     B-2-9
CORP 62338.7


                                                                     EXHIBIT C


                          SUMMARY OF RIGHTS TO PURCHASE
                                 PREFERRED STOCK

         On April 14, 1998, the Board of Directors of Circuit City Stores, Inc., a Virginia corporation (the "Company"), declared a dividend distribution of (1) one Preferred Stock Purchase Right (a "Circuit City Right") for each share of the Circuit City Stores, Inc. - Circuit City Group Common Stock, par value $.50 per share (the "Circuit City Stock") outstanding on April 29, 1998 (the "Record Date"), and (2) one Preferred Stock Purchase Right (a "CarMax Right") for each share of the Circuit City Stores, Inc. - CarMax Group Common Stock, par value $.50 per share (the "CarMax Stock") outstanding on the Record Date, and further authorized the issuance of one Circuit City Right and one CarMax Right with respect to each share of Circuit City Stock and CarMax Stock, respectively, that in certain cases shall become outstanding thereafter. At the time of the declaration of such dividend, each Circuit City Right represented the right to purchase from the Company one four-hundredth of a share of the Company's Series E Cumulative Participating Preferred Stock, par value $20 per share (the "Series E Preferred Stock"), at a price of $250.00 (the "Series E Purchase Price"), and each CarMax Right represented the right to purchase from the Company one four-hundredth of a share of the Company's Series F Cumulative Participating Preferred Stock, par value $20 per share (the "Series F Preferred Stock"), at a price of $100.00 (the "Series F Purchase Price"), in each case subject to adjustment in certain circumstances. The description and terms of the Rights are set forth in a Rights Agreement, dated as of April 14, 1998, between the Company and Norwest Bank Minnesota, N.A., as rights agent (the "Rights Agent"), as amended and restated as of February 16, 1999 and as of July 10, 2001 (such agreement, as so amended and restated and as amended from time to time being hereinafter called the "Rights Agreement").

         Initially, the Circuit City Rights and the CarMax Rights (collectively the "Rights") will be attached to and represented by the certificates representing outstanding shares of Circuit City Stock and CarMax Stock, respectively (collectively, the "Common Stock"). The Rights will separate from the Common Stock on the date (the "Distribution Date") which is the earlier of
(i) ten days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of an Acquiring Block (as hereinafter defined), or (ii) ten business days (or such later date as may be set by the Board of Directors prior to any person becoming an Acquiring Person) following the commencement of, or first public announcement of the intent of any person to commence, a tender offer or exchange offer if, upon consummation thereof, the person or group making such offer would be the beneficial owner of an Acquiring Block. For this purpose, an Acquiring Block means either (x) 15% or more of the outstanding Circuit City Stock or (y) shares of Common Stock which include both 30% or more of the outstanding CarMax Stock and 15% or more of the voting power (determined as set forth in the Rights Agreement) of the Common Stock. Notwithstanding the foregoing, any person who was not an Acquiring Person immediately before the Rights Agreement was restated on July 10, 2001, but who owns shares constituting an Acquiring Block at the time of such restatement (and does not subsequently cease to beneficially own shares

                                      C-1
CORP 62338.7

constituting an Acquiring Block) shall not be deemed and Acquiring Person unless such person acquires 20% or more of the voting power of the outstanding shares of Common Stock.

         Until the Distribution Date, (i) no Rights certificates will be distributed, (ii) the Rights will be transferable with and only with the Common Stock certificates, and (iii) the surrender for transfer of any Common Stock certificates will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Following the Distribution Date, Rights certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights certificates alone will evidence the Rights. Except in certain limited circumstances, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on April 14, 2008, unless earlier exercised or redeemed by the Company as described below.

         If any person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon the exercise thereof, in lieu of shares of the associated series of Preferred Stock, shares of the associated series of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following such occurrence any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person will immediately become null and void.

         For example, at an exercise price of $250 per Right, each Circuit City Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $500 worth of Circuit City Stock (or other securities or assets, as noted above) for $250. Assuming that the Circuit City Stock had a per share value of $50 at such time, the holder of each valid Circuit City Right would be entitled to purchase ten shares of Circuit City Stock for $250. The holder of each valid CarMax Right would have a similar right under such circumstances to purchase $200 worth of CarMax Stock (or such other securities or assets) for $100 (the exercise price of a CarMax Right).

         At any time following the date any person acquires an Acquiring Block, if (i) the Company engages in a merger or consolidation in which the Company is not the surviving corporation, (ii) the Company engages in a merger or consolidation with another person in which the Company is the surviving corporation, but in which all or part of the Common Stock is changed or exchanged, (iii) the Company engages in a statutory share exchange or (iv) 50% or more of the Company's assets or earning power is sold or transferred, the Rights Agreement requires that proper provision be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof, common stock of the acquiring company having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person will immediately become null and void.

                                      C-2
CORP 62338.7


         The Rights Agreement provides that, after the Distribution Date, the Company generally may not take any action which would diminish substantially the benefits of the Rights, including any consolidation or merger with, or sale of 50% of the Company's assets or earning power to, any person which has securities or is bound by agreements which would have such effect.

         The Series E Purchase Price or the Series F Purchase Price, as the case may be (the "Purchase Price"), payable, and the number of one four-hundredths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on the Preferred Stock or other capital stock, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. The Company may, in lieu of issuing fractional shares of Preferred Stock (other than fractions which are integral multiples of one four-hundredth of a share) upon exercise of the Rights, make a cash payment based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

         If the Company is not able to issue shares of the applicable series of Preferred Stock or Common Stock because of the absence of necessary regulatory approval, restrictions contained in the Company's Amended and Restated Articles of Incorporation or for any other reason, a person exercising Rights will be entitled to receive a combination of cash or property or other securities having a value equal to the value of the shares of Preferred Stock or Common Stock which would otherwise have been issued upon exercise of the Rights.

         At any time until the date any person acquires an Acquiring Block, the Board of Directors of the Company may redeem the Circuit City Rights and the CarMax Rights in whole, but not in part, at a price of $.01 per Right, payable in cash or securities or both (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Company ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. Any such redemption may be made effective at such time, on such basis and with such conditions as may be established by the Board of Directors.

         After a person becomes an Acquiring Person and before any Acquiring Person acquires 50% or more in voting power of the outstanding shares of Common Stock, the Company may require a holder to exchange all or any portion of the holder's Rights at an exchange ratio of (1) one share of Circuit City Stock or one four-hundredth of a share of Series E Preferred Stock (or in certain circumstances, other securities of the Company) per Circuit City Right and (2) one share of CarMax Stock or one four-hundredth of a share of Series F Preferred Stock (or in certain circumstances, other securities of the Company) per CarMax Right.

                                      C-3
CORP 62338.7

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income at such time as the Rights become exercisable or are exercised for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

         Certain provisions of the Rights Agreement relating to the principal economic terms of the Rights generally may not be amended at any time. Other provisions may be amended by the Board of Directors of the Company prior to the time any person acquires an Acquiring Block. Thereafter, these other provisions of the Rights Agreement may be amended by the Board in order: to cure any ambiguity, defect or inconsistency, or in any other respect that will not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person).

         Each one four-hundredth of a share of Series E Preferred Stock will be entitled to (i) a quarterly dividend equal to the greater of (a) the quarterly dividend declared per share of Circuit City Stock or (b) $.01, (ii) upon liquidation, a minimum preferential liquidation payment equal to the greater of
(a) $250.00 or (b) the market price of a share of Circuit City stock at the time of liquidation, plus accrued and unpaid dividends, and (iii) in the event of any merger, consolidation or other transaction in which shares of Circuit City Stock are exchanged, the same amount received per share of Circuit City Stock. Each one four-hundredth of a share of Series F Preferred Stock will be entitled to
(i) a quarterly dividend equal to the greater of (a) the quarterly dividend declared per share of CarMax Stock or (b) $.01, (ii) upon liquidation, a minimum preferential liquidation payment equal to the greater of (a) $100.00 or (b) the market price of a share of CarMax Stock at the time of liquidation, plus accrued and unpaid dividends, and (iii) in the event of any merger, consolidation or other transaction in which shares of CarMax Stock are exchanged, the same amount received per share of CarMax Stock. After April 14, 2058, the Company may redeem all or any portion of the Series E or Series F Preferred Stock at a price equal to the respective liquidation payments described above. The foregoing rights are protected by customary anti-dilution provisions. The holders of shares of Preferred Stock are not entitled to vote on any matter except to the extent provided by law. Because of the nature of the Preferred Stock's dividend, liquidation and redemption rights, the value of each one four-hundredth of a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of the associated series of Common Stock subject to the effect on such value of the fact that holders of Preferred Stock have no voting rights other than those provided by law.

         A copy of the Rights Agreement is filed with the Securities and Exchange Commission as an exhibit to a Registration Statement of the Company on Form 8-A (including any amendments thereto). A copy of the Rights Agreement is available free of charge from the Company upon written request. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                                      C-4
CORP 62338.7